Exhibit 99.3

Dated as of May 10, 2022

Luminace Holdings, LLC

200 Liberty Street, 14th Floor

New York, NY 10281

Luminace ABS-2022 Issuer, LLC

200 Liberty Street, 14th Floor

New York, NY 10281

Re:	Consultant’s Report of Findings and Conclusions
Luminace ABS-2022 Issuer, LLC Portfolio

Ladies and Gentlemen:

STANCE Renewable Risk Partners, Inc. reviewed certain aspects of a representative sample of twenty-five (25) solar photovoltaic (“PV”) power generation installations (the “Projects”) from an overall portfolio of three hundred and seventy-six (376) sites in order to prepare an independent insurance analysis report (the “Insurance Report”). Set forth below are the opinions we have reached as a result of our review. For a complete understanding of our review, the Insurance Report should be read in its entirety. On the basis of our review and analyses and the assumptions set forth in the Insurance Report, we are of the opinion that:

•	The Projects maintain insurance coverage for catastrophic perils which are considered to have to meet industry standard for similar PV assets of this type capacity and location.

•	The insurance coverage for the Projects is provided by insurance carriers with a financial rating of no less than A XV as rated by A.M. Best.

•	The insurance coverage for the Projects meets industry standard for their replacement cost value and revenue generation.

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Based upon the information provided by or on behalf of the Projects, all operational insurance policies required to be maintained (or caused to be maintained) by the Sponsor have been bound and are in full force and effect as of the closing date for such Projects.

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The insurance in place for the Projects is consistent with market availability and industry practice for renewable power generation assets of this type, capacity and location and meet or exceed the insurance requirements under the project contracts summarized in Annex B of the Insurance Report.